Note 26 - Subsequent Events	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of non-adjusting events after reporting period [text block]

Note 26: Subsequent events

(a)

On January 9, 2025, the Company issued 590,000 DSU’s to directors and 1,142,500 RSU’s to officers, and employees. The DSU’s and RSU’s were issued in accordance with the Company’s LTI plan (note 18), with a grant-date fair value of $0.55 per unit, one third vesting annually on anniversary. The Company also approved 80,000 stock options, vesting over 18 months with an exercise price of $0.60 per option, to certain UMS employees.

(b)

On February 26, 2025, the Company announced that it has entered into an Arrangement Agreement with Quebec Precious Metals Corporation (“QPM”), whereby the Company intends to acquire all the outstanding common shares of QPM. The holders of QPM common shares will receive 0.0741 Company shares for each one QPM share held. It is expected that QPM shareholders will receive around 8.4 million Fury Gold common shares which will collectively make them 5% shareholders of the Company. The transaction is expected to close at the end of April 2025.

(c)	On March 26, 2025, the Company announced that QPM has now secured the required no-objection letter from Corporations Canada as well as the interim order from the Quebec Superior Court in connection with convening the QPM shareholders meeting scheduled for April 22, 2025. The Company has also secured conditional approval of the TSX and NYSE American for the QPM transaction. The Company also announced that director Isabelle Cadieux has resigned from the Fury Board of directors to pursue other opportunities.